UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 2, 2020 (February 25, 2020)
Diversicare Healthcare Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1621 Galleria Boulevard Brentwood, TN 37027-2926
(Address of principal executive offices)
(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01    Entry into a Material Definitive Agreement
Effective February 25, 2020, Diversicare Healthcare Services, Inc. (the “Company”) entered into a Sixth Amendment to its Second Amended and Restated Term Loan and Security Agreement (the “Amended Mortgage Loan”), an Eighth Amendment to its Third Amended and Restated Revolving Loan and Security Agreement (the “Amended Revolver”) and a First Amendment to its Revolving Loan and Security Agreement. The amendments extend the maturity date of each of the loan agreements to September 30, 2021. Also, in connection with these amendments, the Company obtained from its syndicate of banks a waiver of the minimum fixed charge coverage ratio covenant applicable to the Amended Mortgage Loan and the Amended Revolver for the period ending December 31, 2019 and made certain changes to the financial covenants of these loan agreements, as follows.
Pursuant to the amendments, the Company’s Fixed Charge Coverage Ratio, as defined under the Amended Mortgage Loan and the Amended Revolver, should not be less than 1.01 to 1.00, for the fiscal quarter (i) ending March 31, 2020, measured on the last day of the applicable fiscal quarter on a trailing three month basis, (ii) ending June 30, 2020, measured on the last day of the applicable fiscal quarter on a trailing six month basis, (iii) ending September 30, 2020, measured on the last day of the applicable fiscal quarter on a trailing nine month basis, and (iv) ending December 31, 2020 and for each fiscal quarter thereafter, each measured on the last day of the applicable fiscal quarter on a trailing twelve month basis.
Additionally, the amendments provide that the Company’s Adjusted EBITDA, as defined under the Amended Revolver, should not be less than (i) $9,500,000 for the fiscal quarter ending December 31, 2019 on a trailing twelve month basis, (ii) $3,250,000 for the fiscal quarter ending March 31, 2020, measured on the last day of the applicable fiscal quarter on a trailing three month basis, (iii) $6,500,000 for the fiscal quarter ending June 30, 2020, measured on the last day of the applicable fiscal quarter on a trailing six month basis, (iv) $9,750,000 for the fiscal quarter ending September 30, 2020, measured on the last day of the applicable fiscal quarter on a trailing nine month basis, and (v) $13,000,000 for the fiscal quarter ending December 31, 2020 and for each fiscal quarter thereafter, each measured on the last day of the applicable fiscal quarter on a trailing twelve month basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date:    March 2, 2020